UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

Petco Health and Wellness Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39878	81-1005932
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10850 Via Frontera San Diego, California	92127
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 453-7845

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	WOOF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2023, upon recommendation of the Board of Directors (the “Board”) of Petco Health and Wellness Company, Inc. (the “Company”), at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), the Company’s stockholders approved the First Amendment (the “Plan Amendment”) to the Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan (the “2021 Plan” and, as amended by the Plan Amendment, the “Amended Plan”) to increase the shares of the Company’s Class A common stock, $0.001 par value per share (the “Common Stock”), reserved for issuance under the 2021 Plan by 15,500,000 shares of Common Stock. The Amended Plan is described in more detail in the Company’s definitive proxy statement as filed with the U.S. Securities and Exchange Commission on May 12, 2023 (the “2023 Proxy Statement”).

This summary of the Plan Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Plan Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On June 22, 2023, at the Annual Meeting, upon the recommendation of the Board, the Company’s stockholders approved amendments to Article XI of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate”) to provide for the elimination of monetary liability of certain officers of the company in certain circumstances as is or may be permitted under Delaware law (the “Amendment”).

As a result, the Company filed a Certificate of Amendment to the Certificate with the Secretary of State of the State of Delaware on June 22, 2023 setting forth the Amendment (the “Certificate of Amendment”), which became effective upon filing.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to (i) the description of the Amendment set forth under the heading “Proposal 4—Approval of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers as Permitted by Delaware Law” of the Company’s 2023 Proxy Statement, and (ii) the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted upon the following matters: (1) the election of Gary Briggs, Nishad Chande, and Mary Sullivan (the “Director Nominees”) to the Board as Class III directors, each to serve for a three-year term expiring at the Company’s 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, removal, retirement, or disqualification (“Proposal 1”); (2) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (“Proposal 2”); (3) the approval of the Plan Amendment to increase the number of shares of Class A Common Stock authorized for issuance under the 2021 Plan (“Proposal 3”); (4) the approval of the Amendment to limit the liability of certain officers as permitted by Delaware law (“Proposal 4”); and (5) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024 (“Proposal 5”).

Holders of the Company’s Class A common stock were entitled to vote on all matters presented for stockholder vote at the Annual Meeting. Holders of the Company’s Class B-1 common stock were entitled to vote on all matters presented for stockholder vote at the Annual Meeting, except for Proposal 1. Holders of the Company’s Class B-2 common stock were entitled to vote only on Proposal 1 at the Annual Meeting.

Based on the votes cast by holders of Class A common stock, Class B-1 common stock, and Class B-2 common stock, with Class A and Class B-2 common stock voting together on Proposal 1, and Class A and Class B-1 common stock voting together on Proposals 2 through 5, the final results for each proposal presented to the Company’s stockholders at the Annual Meeting are set forth below:

1.	The election of the Director Nominees to the Board as Class III directors (Proposal 1):

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary Briggs	206,685,215	39,207,476	11,046,270
Nishad Chande	221,142,972	24,749,719	11,046,270
Mary Sullivan	207,311,021	38,581,670	11,046,270

2.	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers (Proposal 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
187,027,131	58,773,041	92,519	11,046,270

3.	The approval of the Plan Amendment to increase the number of shares of Class A Common Stock authorized for issuance under the 2021 Plan (Proposal 3):

Votes For	Votes Against	Abstentions	Broker Non-Votes
219,369,606	26,481,478	41,607	11,046,270

4.	The approval of the Amendment to limit the liability of certain officers as permitted by Delaware law (Proposal 4):

Votes For	Votes Against	Abstentions	Broker Non-Votes
198,915,189	46,911,567	65,935	11,046,270

5.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024 (Proposal 5):

Votes For	Votes Against	Abstentions	Broker Non-Votes
256,717,516	145,665	75,780	N/A

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Petco Health and Wellness Company, Inc.

10.1	First Amendment to Petco Health and Wellness Company, Inc. 2021 Equity Incentive Plan

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petco Health and Wellness Company, Inc.

Date: June 23, 2023	By:	/s/ Ilene Eskenazi
	Name:	Ilene Eskenazi
	Title:	Chief Legal and Human Resources Officer and Secretary